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                                                                  Exhibit 23 (a)

                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to Form S-3 in Registration File No. 33-52105 of our report dated January 18, 1994, incorporated by reference in First
Tennessee National Corporation's Form 10-K for the year ended December 31, 1993, and to all references to our firm included in this registration statement


Arthur Andersen & Co.

Memphis, Tennessee

April 15, 1994